[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.3

AMENDMENT TO CREDIT AGREEMENT
This AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of May 5, 2021 (the “Effective Date”), by and among SUNRUN LUNA PORTFOLIO 2021, LLC, a Delaware limited liability company, as borrower (the “Borrower”), CREDIT SUISSE AG, NEW YORK BRANCH (in such capacity, the “Administrative Agent”), the Lenders and the Funding Agents party to the Credit Agreement (as defined below) prior to the date hereof, and BANK OF AMERICA, N.A., as a Lender.
RECITALS:
The Borrower, the Administrative Agent, the Lenders, the Funding Agents prior to the date hereof, and Wells Fargo Bank, National Association, as collateral agent and as paying agent, entered into that certain Credit Agreement, dated as of April 20, 2021 (the “Credit Agreement”);
In accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement, subject to the terms hereof;
In consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. DEFINED TERMS.
Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement.
SECTION 2.    AMENDMENTS.
    Upon satisfaction of the conditions precedent set forth in Section 4 below:
2.1    The definition of “Aggregate Commitment” set forth in Exhibit A of the Credit Agreement is amended by deleting the reference to “$630,000,000” therein and replacing it with “$800,000,000”.
2.2    Exhibit E of the Credit Agreement is deleted in its entirety and replaced with Exhibit E attached to this Amendment.
2.3    The references to “this Section 2.11(C)” in the definitions of “Benchmark” and “Benchmark Replacement” set forth in Exhibit A of the Credit Agreement shall be amended by replacing such references with “Section 2.11(C)”.

SECTION 3.    BANK OF AMERICA, N.A.
Upon satisfaction of the conditions precedent set forth in Section 4 below, Bank of America, N.A. shall become a Lender under the Credit Agreement and the other Transaction Documents.
SECTION 4.    CONDITIONS PRECEDENT.
The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Administrative Agent:
(a)The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Administrative Agent, and all Lenders and Funding Agents party to the Credit Agreement in effect prior to giving effect to this Amendment, and Bank of America, N.A., as a Committed Lender.
(b)The conditions precedent set forth in Sections 2.6(B) with respect to [***] and Section 3.5 shall have been satisfied, including (i) the entry of each Lender party to the Credit Agreement in effect prior to giving effect to this Amendment of an Assignment and Assumption with Bank of America, N.A., pursuant to which each such Lender shall sell and assign at par such amounts of the Advances outstanding at such time as the Administrative Agent may require such that each Lender (after giving effect to this Amendment) holds its pro rata share of all Advances outstanding after giving effect to all such assignments, and (ii) payment to [***] of an upfront fee equal to [***]% and the [***] after giving effect to this Amendment.
(c)The Administrative Agent shall have received opinions of counsel to the Borrower regarding certain corporate matters.
(d)The representations and warranties contained herein shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.
(e)All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Administrative Agent.
SECTION 5.    REPRESENTATIONS AND WARRANTIES.
In order to induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the other parties hereto, as of the Effective Date, that:
(a)the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by the Borrower and this Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
(b)execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties; and
(c)all of the representations and warranties of each Transaction Party contained in the Credit Agreement or any other Transaction Document are true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof (or such earlier date or period specifically stated in such representation or warranty), as applicable; and
(d)no Material Adverse Effect, Potential Default, Event of Default or Early Amortization Event exists, or will result from the execution of this Amendment.
SECTION 6.    EXECUTION IN COUNTERPARTS.
This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.
SECTION 7.    GOVERNING LAW.
THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5 1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES

HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
SECTION 8. WAIVER OF JURY TRIAL.
ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AMENDMENT.
SECTION 9. EFFECT OF AMENDMENT; REAFFIRMATION OF TRANSACTION DOCUMENTS.
Except as specifically amended, waived or otherwise modified herein, the terms and conditions of the Credit Agreement and all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and, subject to such amendments, waivers and modifications herein set forth, are hereby ratified and confirmed. The Borrower hereby repeats and reaffirms all representations and warranties made to the Administrative Agent, the Collateral Agent and the Lenders in the Credit Agreement and the other Transaction Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
[SIGNATURE PAGES FOLLOW]

In WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

SUNRUN LUNA PORTFOLIO 2021, LLC, as Borrower
By: Sunrun Luna Depositor 2021, LLC
Its: Sole Member

By: Sunrun Luna Holdco 2021, LLC
Its: Sole Member

By: Sunrun Inc.
Its: Sole Member

By:    _/s/ Tom vonReichbauer________________
Name: Tom vonReichbauer
Title: Chief Financial Officer

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

By:    _/s/ Jeffrey Traola___________________
Name: Jeffrey Traola
Title: Director

By:    /s/ Marcus DiBrito___________________
Name: Marcus DiBrito
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH,
as Funding Agent

By:    _/s/ Jeffrey Traola___________________
Name: Jeffrey Traola
Title: Director

By:    /s/ Marcus DiBrito___________________
Name: Marcus DiBrito
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Committed Lender

By:    _/s/ Jeffrey Traola___________________
Name: Jeffrey Traola
Title: Director

By:    /s/ Marcus DiBrito___________________
Name: Marcus DiBrito
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

ALPINE SECURITIZATION LTD., as a Conduit Lender
BY: CREDIT SUISSE AG, NEW YORK BRANCH, AS ATTORNEY-IN-FACT

By:    _/s/ Jeffrey Traola___________________
Name: Jeffrey Traola
Title: Director

By:    /s/ Marcus DiBrito___________________
Name: Marcus DiBrito
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

MOUNTCLIFF FUNDING LLC, as a Conduit Lender

By:    _/s/ Josh Borg_______________________
Name: Josh Borg
Title: Authorized Signatory

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Committed Lender

By:    /s/ Kai Ang_________________________
Name: Kai Ang
Title: Director

By:    /s/ James Spencer____________________
Name: James Spencer
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

TRUIST BANK,
as a Committed Lender

By:    /s/ Michael Canavan___________________
Name: Michael Canavan
Title: Managing Director

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Committed Lender

By:     /s/ Lisa A. Ryder____________________
Name: Lisa A. Ryder
Title: Senior Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

SILICON VALLEY BANK,
as a Committed Lender

By:    /s/ Samuel Barton____________________
Name: Samuel Barton
Title: Vice President

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Committed Lender

By:    /s/ John Semrai___________________
Name: John Semrai
Title: Managing Director

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

[Signature Page to Sunrun Luna Portfolio 2021, LLC First Amendment to Credit Agreement]

Exhibit E
Commitments

Committed Lender	Conduit Lender	Funding Agent	Commitment
Credit Suisse AG, Cayman Islands Branch	Alpine Securitization Ltd.	Credit Suisse AG, New York Branch	$[***]
	Mountcliff Funding LLC	Credit Suisse AG, New York Branch
Deutsche Bank AG, New York Branch	N/A	N/A	$[***]
Bank of America, N.A.	N/A	N/A	$[***]
Truist Bank	N/A	N/A	$[***]
Silicon Valley Bank	N/A	N/A	$[***]
KeyBank National Association	N/A	N/A	$[***]